FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2014
FIXED ASSETS, NET [Abstract]
FIXED ASSETS, NET
6.	FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31,
	2013	2014

Media display equipment	$22,953,084	$17,712,077
Wi-Fi equipment	-	164,077
Computers and office equipment	3,985,559	3,636,351
Motor vehicles	627,343	659,494
Leasehold improvements	2,222,623	2,314,882
Sub-total	29,788,609	24,486,881
Less: accumulated depreciation and amortization	(21,904,703)	(18,015,959)
	$7,883,906	$6,470,922

Depreciation and amortization expense was $4,620,658, $4,112,181 and $3,288,751 for the years ended December 31, 2012, 2013 and 2014, respectively.

Included in media display equipment are assembly in progress of $721,496 and $1,492,800 as of December 31, 2013 and 2014, respectively. These assets are expected to be placed in service in the following year.